Exhibit 10.10.4

FOURTH AMENDMENT TO EXCLUSIVE PATENT LICENSE AGREEMENT

This Fourth Amendment (this “Fourth Amendment”), effective as of January 2, 2018, amends the Exclusive Patent License Agreement, effective March 14, 2006, as amended by the First Amendment to Exclusive Patent License Agreement, effective as of February 25, 2011, the Second Amendment to Exclusive Patent License Agreement, effective as of April 24, 2014, and the Third Amendment to Exclusive Patent License Agreement, dated as of June 26, 2015 (as so amended, the “Agreement”), between Duke University, a nonprofit educational and research institution organized under the laws of North Carolina (“DUKE”) having its principal office in Durham, North Carolina 27708, and Humacyte, Inc., a corporation organized under the laws of North Carolina (“COMPANY”) with its corporate headquarters and principal office at 7020 Kit Creek Road, Suite 180, Research Triangle Park, NC 27709. All capitalized terms used herein but not otherwise defined herein shall have the meanings set forth for such terms in the Agreement.

WHEREAS, COMPANY has been engaged in good faith and reasonable commercial efforts to commercialize the PATENT RIGHTS and develop, register, market and sell LICENSED PRODUCTS, and desires to effect an amendment to the DUE DILIGENCE SCHEDULE.

WHEREAS, the Agreement requires that any change or modification to the Agreement and the DUE DILIGENCE SCHEDULE be set forth in a written instrument executed by both DUKE and COMPANY.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and in the Agreement, the parties hereby agree as follows:

1. The obligation described in the last bullet of the DUE DILIGENCE SCHEDULE is hereby deleted in its entirety and replaced with the following:

●	[***]

2. Section 12.01 of the Agreement is hereby amended to revise the contact information for purposes of the delivery of notices to COMPANY pursuant to the Agreement as follows:

For delivery via the U.S. Postal Service:

Humacyte, Inc.

2525 East North Carolina Highway 54

Durham, North Carolina 27713-2201

Attention: Paul Boyer, Chief Financial Officer

cc: (if of a legal nature, which such copy shall not constitute notice in the case of COMPANY)

Covington & Burling LLP

One CityCenter

850 Tenth Street, NW

Washington, DC 20001

Attention: Kerry Burke

3. Upon the effectiveness of this Fourth Amendment, each reference in the Agreement to (i) “this Agreement”, “hereunder”, “hereof’, “herein” or words of like import shall mean and be a reference to the Agreement as amended hereby, and (ii) to the “DUE DILIGENCE SCHEDULE” shall mean and be a reference to the DUE DILIGENCE SCHEDULE as amended hereby.

4. All terms, conditions and provisions of the Agreement not expressly amended, modified or deleted by this Fourth Amendment shall continue in full force and effect and are hereby ratified by the parties. This Fourth Amendment is binding on and inures to the benefit of the parties and their permitted heirs, successors and assigns.

5. The Agreement, together with any exhibits and appendices affixed thereto, all as modified by this Fourth Amendment, constitutes the entire and exclusive agreement between DUKE and COMPANY with respect to the subject matters hereof and thereof.

6. This Fourth Amendment shall be construed as having been entered into in the State of North Carolina and shall be interpreted in accordance with and its performance governed by the laws of the State of North Carolina, without regard to any choice-of-law or conflict-of-law provision that would dictate the application of the law of another jurisdiction.

7. This Fourth Amendment may be executed in multiple counterparts, all of which shall be considered one and the same agreement, and shall become effective when each party hereto shall have received counterparts hereof signed by each of the other parties hereto. If any signature is delivered by facsimile transmission or by PDF, such signature shall create a valid and binding obligation of the party executing (or on whose behalf the signature is executed) with the same force and effect as if such facsimile or PDF signature were an original thereof.

(Signature Page Follows)

PO Box 12695 7020 Kit Creek Road, Suite 230 Research Triangle Park, NC 27709	Phone: 919.313.9633 Fax: 919.313.9634 www.humacyte.com

(Signature Page to Fourth Amendment to Exclusive Patent License Agreement)

IN WITNESS WHEREOF, the parties have duly executed this Fourth Amendment as of the date first written above.

DUKE UNIVERSITY		HUMACYTE, INC.

By:	/s/ Robin Resor	By:	/s/ Paul A. Boyer
Name:	Robin Rasor	Name:	Paul A. Boyer
Title:	Executive Director	Title:	Chief Financial Officer

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